On Wednesday, October 14, 2026 at 10:00AM ET Data Center Cuts Electric Bills Substantially with Tecogen's InVerde BILLERICA, MA / ACCESS Newswire / October 14, 2026 / Tecogen Inc. (NYSE American:TGEN) is pleased share a recent data center customer testimonial. Robyn Sullivan, CEO and President of Cloudsmart Inc, a Tier 3, SOC 2, Cloud and AI data center in Connecticut said, "For a few months now, we have been creating our own power with Tecogen Inc.'s InVerde and we're glad we did." "We cut our electric bills substantially, which gives us an edge against other local data centers. Whenever we give potential customers a tour, they are not only intrigued, but love that we can offer lower energy costs and greener power sources. Since starting it up, the unit has run reliably and has been hands-off as their service team has taken care of everything." Abinand Rangesh, CEO of Tecogen commented "We are thrilled that Cloudsmart chose our InVerde for this data center. As this positive testimonial shows, our products are not only generating tremendous savings but are also able to meet the demanding needs of a data center environment. Such real-world proof points are essential to convert our data center pipeline to orders." About Tecogen Tecogen designs, manufactures, sells, installs, and maintains high efficiency, ultra-clean, cogeneration products including engine- driven combined heat and power, air conditioning systems, and high-efficiency water heaters for residential, commercial, recreational and industrial use. The company provides cost effective, environmentally friendly and reliable products for energy production that nearly eliminate criteria pollutants and significantly reduce a customer's carbon footprint. In business for over 35 years, Tecogen has shipped more than 3,200 units, supported by an established network of engineering, sales, and service personnel in key markets in North America. For more information, please visit www.tecogen.com or contact us for a free Site Assessment. Forward Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995 and other federal securities laws that involve a number of risks and uncertainties. Forward-looking statements generally can be identified by the use of forward-looking terminology such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project," "target," "potential," "will," "should," "seek," "could," "likely," "may," "pro forma," "anticipate," "continue," or other variations thereof (including their use in the negative), or by discussions of strategies, plans or intentions. All statements, other than statements of historical fact included in this press release regarding our strategy, future operations, future financial position, future revenues, projected costs, prospects and plans and objectives of management are forward-looking statements. These statements are only predictions and involve known and unknown risks, uncertainties, and other factors that may cause our actual results to differ materially from those expressed or implied by such forward-looking statements. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation to update or revise any forward-looking statements. In addition to those factors described in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q and in our Form 8-K, under "Risk Factors," among the factors that could cause actual results to differ materially from past and projected future results are the following: fluctuations in demand for our products and services, competing technological developments, issues relating to research and development, the availability of incentives, rebates, and tax benefits relating to our products and services, changes in the regulatory environment relating to our products and services, integration of acquired business operations, and the ability to obtain financing on favorable terms to fund existing operations and anticipated growth. Tecogen Media & Investor Relations Contact Information: Abinand Rangesh, CEO P: 781-466-6487 E: Abinand.Rangesh@tecogen.com SOURCE: Tecogen, Inc.